AMSOUTH/PIONEER TRANSACTION Q&A
UPDATED AS OF JULY 14, 2005

EXECUTIVE SUMMARY

On June 27, 2005, AmSouth announced that Pioneer Investment Management, Inc. (Pioneer) signed a definitive agreement to acquire AmSouth's mutual fund advisory business. This transaction is subject to fund shareholder and regulatory approvals.

On June 22, 2005, the Board of Trustees of the AmSouth Funds approved the reorganization of the AmSouth Funds into Pioneer Funds with generally similar investment objectives and strategies, subject to shareholder approval.

18 of AmSouth's 23 mutual funds will be reorganized into existing Pioneer funds and the remaining 5 will result in new Pioneer funds

-------------------------------------------------------------------------------------------
AmSouth Capital Growth Fund                   Pioneer Oak Ridge Large Cap Growth Fund
-------------------------------------------------------------------------------------------
AmSouth Large Cap Fund                        Pioneer Oak Ridge Large Cap Growth Fund
-------------------------------------------------------------------------------------------
AmSouth Enhanced Market Fund                  Pioneer Fund
-------------------------------------------------------------------------------------------
AmSouth Value Fund                            Pioneer Value Fund
-------------------------------------------------------------------------------------------
AmSouth Mid Cap Fund                          Pioneer Mid Cap Value Fund
-------------------------------------------------------------------------------------------
AmSouth Small Cap Fund                        Pioneer Growth Opportunities Fund
-------------------------------------------------------------------------------------------
AmSouth International Equity Fund             Pioneer International Core Equity Fund (NEW)
-------------------------------------------------------------------------------------------
AmSouth Select Equity Fund                    Pioneer Focused Equity Fund (NEW)
-------------------------------------------------------------------------------------------
AmSouth Balanced Fund                         Pioneer Classic Balanced Fund (NEW)
-------------------------------------------------------------------------------------------
AmSouth Strategic Aggressive Growth           Pioneer Ibbotson Aggressive Allocation Fund
Portfolio
-------------------------------------------------------------------------------------------
AmSouth Strategic Growth Portfolio            Pioneer Ibbotson Growth Allocation Fund
-------------------------------------------------------------------------------------------
AmSouth Strategic Growth and Income           Pioneer Ibbotson Moderate Allocation Fund
Portfolio
-------------------------------------------------------------------------------------------
AmSouth Strategic Moderate Growth & Income    Pioneer Ibbotson Moderate Allocation Fund
Portfolio
-------------------------------------------------------------------------------------------
AmSouth High Quality Bond Fund                Pioneer Bond Fund
-------------------------------------------------------------------------------------------
AmSouth Florida Tax-Exempt Fund               Pioneer Florida Tax Free Income Fund (NEW)
-------------------------------------------------------------------------------------------
AmSouth High Quality Municipal Bond Fund      Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------
AmSouth Tennessee Tax-Exempt Fund             Pioneer Tax Free Income Fund
-------------------------------------------------------------------------------------------
AmSouth Government Income Fund                Pioneer America Income Trust
-------------------------------------------------------------------------------------------
AmSouth Limited Term Bond Fund                Pioneer Short Term Income Fund
-------------------------------------------------------------------------------------------
AmSouth Treasury Reserve Money Market Fund    Pioneer Cash Reserves Fund
-------------------------------------------------------------------------------------------
AmSouth Prime Money Market Fund               Pioneer Cash Reserves Fund
-------------------------------------------------------------------------------------------
AmSouth Tax-Exempt Money Market Fund          Pioneer Tax Free Money Market Fund
-------------------------------------------------------------------------------------------
AmSouth Institutional Prime Obligations       Pioneer Institutional Money Market Fund
Money Market Fund                             (NEW)
-------------------------------------------------------------------------------------------

Pending shareholder approval, the Funds in the left column above will be reorganized into the Pioneer mutual funds listed in the column on the right. Shareholders will be asked to consider and vote on a Plan of Reorganization at a special shareholder meeting to be held on September 22, 2005. If shareholders approve this plan, the reorganization is expected to occur late in the third quarter of 2005. On or about September 19, the AmSouth Funds will close to new purchases in light of the proposed reorganization of these funds.

PRELIMINARY TIMELINE

June 29                               SEC Filing
July 29                               Record Date
August 23                             Shareholders begin receiving Proxy mailing
September 22                          Shareholder meeting

The following Q&A may assist you with client questions...

Q. What is AmSouth selling?
A. AmSouth is selling its mutual fund advisory business to Pioneer. As part of this transaction, the AmSouth Funds will be reorganized into Pioneer Funds with similar investment objectives and strategies, subject to shareholder approval.

Q. Why did AmSouth select Pioneer?
A. Pioneer was selected from several qualified bidders after a lengthy due diligence process. Pioneer was selected for a number of reasons including its record of investment performance across the investment spectrum, a disciplined investment management process, the breadth and depth of investment choices and competitive fund expenses, among other factors.

Pioneer has a long history in the mutual fund business, founded in 1928. Today, Pioneer Investment Management, Inc. is the U.S. subsidiary of the larger Pioneer Global Asset Management S.p.A. (PGAM). As the investment management arm of Unicredito Italiano Banking Group (UCI) based in Milan, PGAM manages approximately $175 billion under the name Pioneer Investments(R), with over $40 billion managed in the U.S.

Q. What does "reorganization" mean?
A. Essentially, we are planning to transfer all asset and liabilities of the Funds listed in the left column of the table to the Funds shown in the right column. So, for example, AmSouth Capital Growth Fund will be reorganized into Pioneer Oak Ridge Large Cap Growth Fund. These reorganizations are, of course, subject to shareholder approval.

Q. How will a shareholder's investment be changed by these reorganizations?
A. A shareholder's fund investment would be converted into an investment with the objective, principal investment strategies and investment risks of the acquiring funds.

Q. How will shareclasses map?
A. Class A Shares will reorganize into Pioneer A Shares, Class B Shares will reorganize into Pioneer B Shares and Class I Shares will reorganize into Pioneer Y Shares.

Investors who own B shares of AmSouth Funds will maintain the AmSouth Funds Contingent Deferred Sales Charge (CDSC) Schedule; they will not convert to Pioneer's schedule.

Some Pioneer Funds do not currently offer Y Shares. Pioneer is in the process of creating a Y Share class for those funds in order to accommodate AmSouth Class I Share investors.

Q. How will shareholders be notified?
A. AIS clients who hold AmSouth Funds as of the record date will be notified of the proposed reorganization via a prospectus supplement and the receipt of proxy materials. The prospectus supplement was mailed in early July 2005. Shareholders are expected to begin receiving proxy materials in August 2005.

For fiduciary clients where AmSouth is exercising investment discretion an independent fiduciary will vote the shares on AmSouth's behalf unless the client has reserved the right to vote the proxy.

Q. What will shareholders receive in the mail?
A. Only those shareholders who are entitled to vote will receive materials. The proxy materials consist of the Plan of Reorganization, combined prospectus for the acquiring funds and proxy solicitation for the acquired funds, voting instructions and voting cards.

REMEMBER: IF YOUR CLIENT IS THE BENEFICIARY OF A TRUST FOR WHICH AMSOUTH IS TRUSTEE, YOUR CLIENT WILL NOT RECEIVE ANY DOCUMENTS. AN INDEPENDENT FIDUCIARY WILL VOTE THOSE SHARES ON AMSOUTH'S BEHALF.

Q. Will shareholders be required to take any action?
A. Shareholders will be asked to consider and vote on these proposed reorganizations at a special shareholder meeting that will be held in September 2005. Proxy materials detailing the proposals will be sent to shareholders in August 2005. If the Bank or another entity is responsible for voting proxies on behalf of an account, the shareholder will not receive proxy materials.

OVERVIEW OF FUND REORGANIZATIONS
The following Funds will be reorganized into "shells." These are new Funds that Pioneer is creating specifically for the Reorganization.

AmSouth Select Equity into Pioneer Focused Equity Fund
Oakbrook will continue as sub-adviser.

AmSouth Balanced Fund into Pioneer Classic Balanced Fund
This Fund will be managed by John Carey and Ken Taubes. Mr. Carey is the lead portfolio manager for Pioneer Fund and Pioneer Equity Income Fund. Mr. Taubes is responsible for overseeing Pioneer's fixed income team. He is the lead portfolio manager for Pioneer Bond Fund and Pioneer Strategic Income Fund.

AmSouth International Equity Fund into Pioneer International Core Equity Fund

AmSouth Florida Tax-Exempt into Pioneer Florida Tax Free Income Fund This is a new shell.

-------------------------------------------------------------------------------------------------
                     AMSOUTH VALUE FUND                       PIONEER VALUE FUND
-------------------------------------------------------------------------------------------------
Objective            The Fund seeks capital growth by         Current income and long-term
                     investing primarily in a diversified     growth of capital from a
                     portfolio of common stock and            portfolio consisting primarily of
                     securities convertible into common       income producing securities of US
                     stock, such as convertible               corporation.
                     bonds and convertible preferred stock.
                     The production of current income is an
                     incidental objective.
-------------------------------------------------------------------------------------------------
Benchmark            S&P BARRA/Value                          Russell 1000 Value
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Lipper Category      Multi-Cap Value                          Lipper Large Cap Value
-------------------------------------------------------------------------------------------------
Investment Approach  Classic value, fundamental &             At least 80% in income producing
                     quantitative analysis                    securities.  Up to 25% in REITS,
                                                              classic value approach, income
                                                              emphasis.  Up to 20% in bonds, up
                                                              to 10% no-investment grade
-------------------------------------------------------------------------------------------------
DIFFERENCES          PIONEER PLACES GREATER EMPHASIS ON DIVIDENDS AND PROVIDING SHAREHOLDERS
                     WITH CURRENT INCOME.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                     AMSOUTH MIDCAP FUND                      PIONEER MIDCAP VALUE
-------------------------------------------------------------------------------------------------
Objective            The Fund seeks to provide investors      Capital appreciation by investing
                     with capital appreciation.               in a diversified portfolio of
                                                              securities consisting primarily
                                                              of common stocks.
-------------------------------------------------------------------------------------------------
Benchmark            S&P MIdCap 400                           Russell MidCap Value Index
-------------------------------------------------------------------------------------------------
Lipper Category      MidCap Core                              MidCap Value
-------------------------------------------------------------------------------------------------
Investment Approach  Enhanced index based on  S&P MidCap      Value approach, fundamental
                     400, quantitative approach               research
-------------------------------------------------------------------------------------------------
International        No                                       Up to 25%
Exposure
-------------------------------------------------------------------------------------------------
DIFFERENCES          CHANGE FROM AN ENHANCED INDEX APPROACH TO ACTIVE MANAGEMENT.  PIONEER USES
                     FUNDAMENTAL RESEARCH TO FIND QUALITY STOCKS BELIEVED TO BE UNDERVALUED,
                     WITH A CATALYST FOR APPRECIATION.  CHANGE FROM CORE HOLDING TO VALUE
                     ORIENTATION.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                     AMSOUTH SMALLCAP FUND                    PIONEER GROWTH OPPORTUNITIES
-------------------------------------------------------------------------------------------------
Objective            The Fund seeks capital appreciation by   Growth of capital.
                     investing primarily in a diversified
                     portfolio of securities consisting of
                     common stocks and securities
                     convertible into common stocks such as
                     convertible bonds and convertible
                     preferred stocks. Any current income
                     generated from these securities is
                     incidental.
-------------------------------------------------------------------------------------------------
Benchmark            Russell 2000 Growth                      Russell 2000
-------------------------------------------------------------------------------------------------
Lipper Category      SmallCap Growth                          SmallCap Core
-------------------------------------------------------------------------------------------------
Investment Approach  Fundamental, bottom up                   Fundamental bottom up, GARP
-------------------------------------------------------------------------------------------------
International        No                                       Up to 20% non-US/up to 5%
Exposure                                                      emerging markets
-------------------------------------------------------------------------------------------------
DIFFERENCES          MOVE FROM GROWTH ORIENTATION TO CORE SPACE.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                     AMSOUTH ENHANCED MARKET                  PIONEER FUND
-------------------------------------------------------------------------------------------------
Objective            The Fund seeks to produce long-term      Reasonable income and growth.
                     growth of capital by investing
                     primarily in a diversified portfolio
                     of common stock and securities
                     convertible into common stocks such as
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                     convertible bonds and convertible
                     preferred stock. The Fund's investment
                     sub advisor
                     does not currently intend to purchase
                     convertible securities.
-------------------------------------------------------------------------------------------------
Benchmark            S&P 500                                  S&P 500
-------------------------------------------------------------------------------------------------
Lipper Category      LargeCap Core                            LargeCap Core
-------------------------------------------------------------------------------------------------
Investment Approach  Enhanced index based on  S&P 500,        Value bias, fundamental
                     quantitative approach
-------------------------------------------------------------------------------------------------
International        No                                       Up to 10% in equity & debt
Exposure
-------------------------------------------------------------------------------------------------
DIFFERENCES          CHANGE FROM QUANTITATIVELY DRIVEN ENHANCED INDEX STRATEGY TO ACTIVE,
                     FUNDAMENTAL RESEARCH DRIVEN INVESTMENT APPROACH.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                     AMSOUTH LARGE CAP            AMSOUTH CAPITAL GROWTH   PIONEER OAK RIDGE LC
                                                                           GROWTH
-------------------------------------------------------------------------------------------------
Objective            The Fund seeks to provide    The Fund seeks to        Capital appreciation.
                     investors with long-term     provide investors with
                     capital appreciation.        capital growth.
-------------------------------------------------------------------------------------------------
Benchmark            S&P 500                      S&P BARRA/Growth         Russell 1000 Growth
-------------------------------------------------------------------------------------------------
Lipper Category      Large Cap Core               LargeCap Growth          Large Cap Growth
-------------------------------------------------------------------------------------------------
Investment Approach  Fundamental, concentrates    Fundamental, may         Concentrated
                     on traditional growth        purchase up to 20% in    portfolio (35-45)
                     sectors                      mid-caps                 Bottom up,
                                                                           fundamental growth
                                                                           style emphasis on
                                                                           earnings quality,
                                                                           sustainability
-------------------------------------------------------------------------------------------------
International        Up to 25%                    Up to 25%                Up to 20%/no more
Exposure                                                                   than 5% in emerging
                                                                           markets
-------------------------------------------------------------------------------------------------
DIFFERENCES          CONCENTRATED PORTFOLIO, FOCUS ON EARNINGS.
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                     AMSOUTH HIGH QUALITY BOND FUND    PIONEER BOND
-------------------------------------------------------------------------------------------------
Objective            The Fund seeks current income     To provide current income from an
                     consistent with the               investment grade portfolio with due
                     preservation of capital.          regard to preservation of capital and
                                                       prudent investment risk.  The Fund also
                                                       seeks a relatively stable level of
                                                       dividends; however, the level of
                                                       dividends will be maintained only if
                                                       consistent with preserving the
                                                       investment grade quality of the funds'
                                                       portfolio
-------------------------------------------------------------------------------------------------
Benchmark            Lehman Govt/Credit Index.         Lehman Aggregate Bond Index
-------------------------------------------------------------------------------------------------
Lipper Category      Corporate Debt A Rated            Corporate Debt A Rated
-------------------------------------------------------------------------------------------------
Investment Approach  The Fund invests primarily in     Primarily high quality, up to 20% rated
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                     high quality bonds and other      below investment grade.
                     fixed income securities.  Only
                     investment grade.  No limit on
                     duration, typically benched to
                     the Lehman Govt/Credit Index.
-------------------------------------------------------------------------------------------------
DIFFERENCES          GREATER USE OF BELOW INVESTMENT GRADE SECURITIES.  PIONEER TAKES A VALUE
                     ORIENTATION;COMBINES FUNDAMENTAL AND CREDIT ANALYSIS WITH QUANTITATIVE
                     ANALYSIS.
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                     AMSOUTH LIMITED TERM BOND         PIONEER SHORT TERM INCOME FUND
-------------------------------------------------------------------------------------------------
Objective            The Fund seeks current income     A high level of current income to the
                     consistent with the               extent consistent with a relatively high
                     preservation of capital.          level of stability of principal.
-------------------------------------------------------------------------------------------------
Benchmark            Merrill Lynch 1-5                 ML 1-3 Year Treasury
                     Govt/Corporate
-------------------------------------------------------------------------------------------------
Lipper Category      Short-Intermediate Investment     Short Investment Grade Debt
                     Grade Debt
-------------------------------------------------------------------------------------------------
Investment Approach  High quality securities,          Normally, at least 80% rated investment
                     maturities of 5 years or less     grade at time of purchase- up to 10%
                                                       below investment grade.  Dollar weighted
                                                       average portfolio maturity of no more
                                                       than 3 years
-------------------------------------------------------------------------------------------------
DIFFERENCES          PIONEER SHORT TERM INCOME FUND SLIGHTLY SHORTER DURATION
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                     AMSOUTH GOVERNMENT INCOME         PIONEER AMERICA INCOME TRUST
-------------------------------------------------------------------------------------------------
Objective            The Fund seeks current income     As high a level of current income as is
                     consistent with the               consistent with preservation of capital
                     preservation of capital.          and prudent investment risk.
-------------------------------------------------------------------------------------------------
Benchmark            Lehman Mortgage Index             Lehman Government Bond Index and Lehman
                                                       Fixed Rate Mortgage - Backed Securities
                                                       Index
-------------------------------------------------------------------------------------------------
Lipper Category      Lipper U S Mortgage               Lipper General US Government
-------------------------------------------------------------------------------------------------
Investment Approach  Emphasizes mortgage securities    Invests exclusively in full faith and
                                                       credit securities, repo and "when
                                                       issues" commitments with respect to
                                                       these securities. Average dollar
                                                       weighted maturity will not exceed 20
                                                       years.
-------------------------------------------------------------------------------------------------
DIFFERENCES          PIONEER INVESTS ONLY IN "FULL FAITH AND CREDIT" SECURITIES
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                     AMSOUTH HIGH QUALITY MUNI    AMSOUTH TENNESSEE    PIONEER  TAX FREE INCOME
                     BOND FUND                    TAX-EXEMPT FUND
-------------------------------------------------------------------------------------------------
Objective            The Fund seeks to produce    The Fund seeks to     As high a level of
                     as high a level of current   provide investors    current income exempt
                     federal tax-exempt income    with current         from federal income
                     as is consistent with the    income exempt from   taxes as possible
                     preservation of capital.     federal and          consistent with the
                                                  Tennessee income     preservation of capital.
                                                  taxes without
                                                  assuming undue risk
-------------------------------------------------------------------------------------------------
Benchmark            Merrill Lynch 1-12 Year      Merrill Lynch 1-12   Lehman Municipal Bond
                     Muni Bond Index.             Year Muni Bond       Index
                                                  Index.
-------------------------------------------------------------------------------------------------
Lipper Category      General Muni Debt            Other States         General Muni Debt
                                                  Intermediate Muni
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Investment Approach  The Fund invests primarily   The Fund normally    At least 80% of its
                     in high quality municipal    invests              total assets in
                     securities that provide      substantially all    investment grade
                     income that is exempt from   of its assets in     securities that provide
                     federal income tax and is    municipal            income that is exempt
                     not a tax preference item    obligations of the   from regular federal
                     for purposes of federal      State of Tennessee.  income tax and
                     alternative minimum tax.     The Fund invests     May not be subject to
                     Investment grade             only in investment   the alternative minimum
                     securities. The Fund will    grade municipal      tax (AMT).
                     have a dollar-weighted       obligations          The Fund may invest in
                     average maturity of five                          securities of any
                     to ten years.                                     maturity. The Fund may
                                                                       invest 25% or more of
                                                                       its assets in issuers in
                                                                       any one or more states
                                                                       or securities the
                                                                       payments on which are
                                                                       derived from gas,
                                                                       electric, telephone,
                                                                       sewer and water segments
                                                                       of the municipal bond
                                                                       market. Up to 20% of
                                                                       assets in industrial
                                                                       development bonds.
-------------------------------------------------------------------------------------------------
DIFFERENCES          THE PIONEER FUND HAS THE FLEXIBILITY TO INVEST A PORTION OF THE FUND'S
                     ASSETS IN BELOW-INVESTMENT-GRADE, MUNICIPAL BONDS TO ENHANCE YIELD AND
                     TOTAL RETURN POTENTIAL.
-------------------------------------------------------------------------------------------------

AmSouth Strategic Portfolios will be reorganized into the Pioneer Ibbotson Asset Allocation Series.
   o AmSouth Strategic Portfolios: Aggressive Growth into Pioneer Ibbotson Aggressive Allocation Fund
   o  AmSouth  Strategic   Portfolios:   Growth  into  Pioneer  Ibbotson  Growth
      Allocation Fund
   o AmSouth Strategic Portfolios: Growth and Income into Pioneer Ibbotson Moderate Allocation Fund
   o AmSouth Strategic Portfolios: Moderate Growth and Income into Pioneer Ibbotson Moderate Allocation Fund

   Like the AmSouth Strategic Portfolios, the Pioneer Ibbotson Asset Allocation Series is structured as a fund of funds. Asset allocation and day-to-day management is the responsibility of Ibbotson Associates. The underlying funds are managed by Pioneer.

AMSOUTH FUNDS & PIONEER FUNDS PERFORMANCE THROUGH 6/30/05

PERFORMANCE IS SHOWN ONLY FOR THOSE PIONEER FUNDS INVOLVED IN THE REORGANIZATION ONLY THOSE SHARECLASSES INVOLVED IN THE REORGANIZATION ARE SHOWN; FOR CERTAIN FUNDS, PIONEER IS CREATING Y SHARES

ACQUIRING PIONEER FUNDS ARE HIGHLIGHTED.

PERFORMANCE IS SHOWN AT NAV. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
SOURCE FOR PERFORMANCE: LIPPER


------------------------------------------------------------------------------------------------------------------------------------
                                  YTD                 1 YRS               3 YRS                 5 YRS               10 YRS
                                  12/31/2004          06/30/2004          06/30/2002            06/30/2000          06/30/1995
                                  06/30/2005          06/30/2005          06/30/2005            06/30/2005          06/30/2005
Fund                              Cum          Prim   Cum           Prim  Ann            Prim   Ann          Prim   Ann         Prim
Name                              Tot Return   Perc   Tot Return    Perc  Tot Return     Perc   Tot Return   Perc   Tot Return  Perc
------------------------------------------------------------------------------------------------------------------------------------

BALANCED FUNDS
---------------------------------------------------------------------------------------------------
PIONEER CLASSIC BALANCED        THIS IS A NEW SHELL. THE AMSOUTH FUND PERFORMANCE WILL CARRY OVER.
---------------------------------------------------------------------------------------------------
AmSouth:Balanced;A                 0.25         57       5.97         62     6.87          53     6.20          8     8.18        35
AmSouth:Balanced;B                -0.11         70       5.21         74     6.08          68     5.42         11      N/A       N/A
AmSouth:Balanced;I                 0.40         51       6.12         59     7.06          48     6.38          8      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbtsn Md Al;A             0.83         33        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbtsn Md Al;B             0.38         52        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
AmSouth:Modt Gr & Inc;A            0.41         50       5.65         76     6.25          74     3.61         20      N/A       N/A
AmSouth:Modt Gr & Inc;B            0.01         64       4.87         83     5.44          90     2.85         24      N/A       N/A
AmSouth:Modt Gr & Inc;I            0.33         52       5.57         77     6.24          74     3.65         19      N/A       N/A
AmSouth:Gro & Inc;A                0.17         49       5.72         80     6.76          80     2.74         61      N/A       N/A
AmSouth:Gro & Inc;B               -0.27         61       4.88         87     5.95          92     1.99         72      N/A       N/A
AmSouth:Gro & Inc;I                0.19         48       5.73         80     6.77          79     2.79         60      N/A       N/A
Lipper Balanced Funds Avg          0.35        649       6.49        617     6.97         458     1.90        367     7.66       163
Lipper Flexible Portfolio Avg      0.24        432       7.25        373     7.51         257     1.26        188     7.82        85
Lipper LC Value Avg                0.21        447       8.74        436     8.10         356     3.87        234     9.49       103

PERCENTILE RANKINGS FOR AMSOUTH MODERATE G&I ARE FOR THE LIPPER FLEXIBLE PORTFOLIO OBJECTIVE

PERCENTILE RANKINGS FOR AMSOUTH  G&I ARE FOR THE LIPPER LARGE CAP VALUE OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
LARGE-CAP GROWTH FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Lg Cp Gr;A            -1.17         38       5.19         23     6.34          32    -0.57         3       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Lg Cp Gr;B            -1.64         46       4.19         34      N/A         N/A      N/A        N/A      N/A       N/A

                                                                                  Past Performance is no guarantee of future results


------------------------------------------------------------------------------------------------------------------------------------
                                  YTD                 1 YRS               3 YRS                 5 YRS               10 YRS
                                  12/31/2004          06/30/2004          06/30/2002            06/30/2000          06/30/1995
                                  06/30/2005          06/30/2005          06/30/2005            06/30/2005          06/30/2005
Fund                              Cum          Prim   Cum           Prim  Ann            Prim   Ann          Prim   Ann         Prim
Name                              Tot Return   Perc   Tot Return    Perc  Tot Return     Perc   Tot Return   Perc   Tot Return  Perc
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Lg Cp Gr;Y            -1.09         36        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
AmSouth:Cap Gro;A                 -1.79         50       1.42         67     4.43          72    -6.42         25      N/A       N/A
AmSouth:Cap Gro;B                 -2.13         59       0.58         75     3.62          83    -7.11         31      N/A       N/A
AmSouth:Cap Gro;I                 -1.69         47       1.54         65     4.58          69    -6.26         22      N/A       N/A
AmSouth:Lg Cap;A                  -1.84         68       1.90         76     5.47          64    -3.74         57     9.97        16
AmSouth:Lg Cap;B                  -2.23         75       1.11         81     4.67          77    -4.47         64      N/A       N/A
AmSouth:Lg Cap;I                  -1.78         66       2.07         75     5.63          62    -3.61         55      N/A       N/A
Lipper Large Cap Growth Avg       -1.74        679       2.90        663     5.70         545    -8.81        432     6.90       140
Lipper Large Cap Core Average     -1.20        933       4.41        908     6.16         774    -3.62        618     8.15       231

PERCENTILE RANKINGS FOR AMSOUTH LARGE CAP FUND ARE FOR THE LIPPER LARGE CAP CORE OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP CORE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund;A                    -0.93         45       8.39         12     6.58          42    -1.20         21    10.29        13
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund;B                    -1.31         57       7.52         18     5.65          60    -2.05         33      N/A       N/A
Pioneer Fund;Y                    -0.74         42       8.84         10     7.05          34    -0.77         19      N/A       N/A
AmSouth:Enhanced Mkt;A             0.63         16       7.61         18     7.84          22    -2.71         43      N/A       N/A
AmSouth:Enhanced Mkt;B             0.27         21       6.79         26     7.04          34    -3.45         53      N/A       N/A
AmSouth:Enhanced Mkt;I             0.69         15       7.73         17     8.00          19    -2.57         41      N/A       N/A
Lipper Average                    -1.20        933       4.41        908     6.16         774    -3.62        618     8.15       231
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Value;A                    0.39         44       8.95         50     8.45          42     4.58         35     7.47        84
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Value;B                   -0.12         57       8.00         57     7.20          69     3.50         49      N/A       N/A
Pioneer Value;Y                    0.68         39        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
AmSouth:Value;A                    0.85         49      12.70         27     6.46          94     3.77         70     8.64        79
AmSouth:Value;B                    0.43         58      11.87         36     5.63          99     2.98         77      N/A       N/A
AmSouth:Value;I                    0.93         46      12.89         25     6.60          92     3.89         68      N/A       N/A
Lipper Large Cap Value Avg         0.21        447       8.74        436     8.10         356     3.87        234     9.49       103
Lipper Multi Cap Value Avg         0.87        490      10.72        467    10.09         361     6.22        237    10.14        89

PERCENTILE RANKINGS FOR AMSOUTH VALUE FUND ARE FOR THE LIPPER MULTICAP VALUE OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Past Performance is no guarantee of future results


------------------------------------------------------------------------------------------------------------------------------------
                                  YTD                 1 YRS               3 YRS                 5 YRS               10 YRS
                                  12/31/2004          06/30/2004          06/30/2002            06/30/2000          06/30/1995
                                  06/30/2005          06/30/2005          06/30/2005            06/30/2005          06/30/2005
Fund                              Cum          Prim   Cum           Prim  Ann            Prim   Ann          Prim   Ann         Prim
Name                              Tot Return   Perc   Tot Return    Perc  Tot Return     Perc   Tot Return   Perc   Tot Return  Perc
------------------------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Md-Cp Value;A              4.10         30      16.45         32    15.83          20    13.23         46    11.36        60
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Md-Cp Value;B              3.58         37      15.38         43    14.80          29    12.28         59    10.45        81
Pioneer Md-Cp Value;Y              4.33         26      17.23         30    16.47          16    13.82         40      N/A       N/A
AmSouth:Mid Cap;A                  4.24         20      14.36         30    12.55          42    -2.85         92      N/A       N/A
AmSouth:Mid Cap;B                  3.81         26      13.55         40    11.70          59    -3.63         93      N/A       N/A
AmSouth:Mid Cap;I                  4.32         18      14.59         26    12.75          36    -2.75         91      N/A       N/A
Lipper MidCap Value Fund Avg       2.40        249      13.79        239    14.36         191    12.73        101    12.30        41
Lipper MidCap Core Fund Avg        2.09        313      11.90        305    12.01         261     4.88        175    11.45        52

PERCENTILE RANKINGS FOR AMSOUTH MID CAP FUND ARE FOR THE LIPPER MIDCAP CORE OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MULTI-CAP CORE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbtsn Ag Al;A             1.07         19        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbtsn Ag Al;B             0.64         26        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
Pioneer Ibbtsn Gr Al;A             1.00         20        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
Pioneer Ibbtsn Gr Al;B             0.49         28        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
AmSouth:Aggr Gro;A                -0.75         63       6.89         58     7.50          66    -0.12         45      N/A       N/A
AmSouth:Aggr Gro;B                -1.05         70       6.12         64     6.73          76    -0.85         49      N/A       N/A
AmSouth:Aggr Gro;I                -0.75         63       6.89         58     7.55          66    -0.07         45      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Focused Equity Fund             THIS IS A NEW SHELL. THE AMSOUTH FUND PERFORMANCE WILL CARRY OVER.
------------------------------------------------------------------------------------------------------------------------------------
AmSouth:Select Eqty;A             -6.86         99      -2.13         98     7.19          69     8.98          7      N/A       N/A
AmSouth:Select Eqty;B             -7.26         99      -2.93         99     6.37          79     8.20          8      N/A       N/A
AmSouth:Select Eqty;I             -6.87         99      -2.06         98     7.31          68     9.14          6      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbtsn Gr Al;A             1.00         20        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Ibbtsn Gr Al;B             0.49         28        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
Pioneer Ibbtsn Gr Al;C             0.47         29        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
AmSouth:Gro Port;A                -0.11         39       6.27         42     7.32          70     1.47          7      N/A       N/A
AmSouth:Gro Port;B                -0.59         45       5.43         51     6.52          80     0.68          8      N/A       N/A
AmSouth:Gro Port;I                -0.20         40       6.27         42     7.37          69     1.50          7      N/A       N/A
Lipper Multi Cap Core Funds Avg   -0.35        782       7.11        753     8.53         540    -0.39        384     9.31       126
Lipper MultiCap Growth Funds Avg  -1.40        435       5.13        423     9.42         362    -8.55        248     8.48        74

PERCENTILE RANKINGS FOR AMSOUTH GROWTH PORTFOLIO ARE FOR THE LIPPER MULTICAP GROWTH OBJECTIVE

                                                                                  Past Performance is no guarantee of future results


------------------------------------------------------------------------------------------------------------------------------------
                                  YTD                 1 YRS               3 YRS                 5 YRS               10 YRS
                                  12/31/2004          06/30/2004          06/30/2002            06/30/2000          06/30/1995
                                  06/30/2005          06/30/2005          06/30/2005            06/30/2005          06/30/2005
Fund                              Cum          Prim   Cum           Prim  Ann            Prim   Ann          Prim   Ann         Prim
Name                              Tot Return   Perc   Tot Return    Perc  Tot Return     Perc   Tot Return   Perc   Tot Return  Perc
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP CORE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Gr Opptys;A               -1.54         73      11.18         51     9.58          86     5.24         74      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Gr Opptys;B               -1.90         78      10.30         57     8.74          91     4.49         80      N/A       N/A
AmSouth:Sm Cap;A                   0.32         26       9.49         28     6.24          77    -4.56         58      N/A       N/A
AmSouth:Sm Cap;B                  -0.11         32       8.51         36     5.38          84    -5.31         62      N/A       N/A
AmSouth:Sm Cap;I                   0.42         25       9.59         27     6.35          76    -4.43         57      N/A       N/A
Lipper Small Cap Core Fds Avg     -0.05        632      10.48        596    12.78         476     8.36        332    11.03        97
Lipper Small Cap Growth Fds Avg   -1.74        534       5.42        522     9.84         439    -3.57        320     8.70        90
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL MULTI-CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
Pioneer International Core Equity       THIS IS A NEW SHELL. THE AMSOUTH FUND PERFORMANCE WILL CARRY OVER.
------------------------------------------------------------------------------------------------------------------------------------
AmSouth:Intl Eq;A                 -1.74         71      14.62         48    17.28           7     2.33         68     N/A        N/A
AmSouth:Intl Eq;B                 -2.15         85      13.74         56    16.55          20     1.65         75     N/A        N/A
AmSouth:Intl Eq;I                 -1.73         70      14.67         48    17.54           6     2.52         67     N/A        N/A
Lipper Average                    -0.83        118      14.30        118    13.23          90     3.65         74     8.47        25
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
GENERAL U.S. GOVERNMENT FDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer America Inc;A              2.00         69       4.97         72     3.90          60     5.71         63     5.47        58
------------------------------------------------------------------------------------------------------------------------------------
Pioneer America Inc;B              1.48         91       4.12         90     3.04          92     4.84         92     4.63        93
AmSouth:Govt Income;A              1.27         94       3.77         94     3.51          72     5.55         69     5.77        52
AmSouth:Govt Income;B              0.90         99       3.00         97     2.74          96     4.76         97      N/A       N/A
AmSouth:Govt Income;I              1.34         90       3.92         92     3.66          66     5.71         64      N/A       N/A
Lipper General US Govt Fd Avg      2.74        181       6.44        179     4.41         158     6.14        130     5.65        79
Lipper US Mortgage Fund Avg        1.77         81       5.10         81     4.00          72     6.02         57     5.76        42
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE DEBT FUNDS A RATED
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond;A                     2.58         22       7.64         11     7.27          17     8.01         12     6.34        40
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Bond;B                     2.13         51       6.72         33     6.34          26     7.10         35     5.47        88
Pioneer Bond;Y                     2.71         16       8.07         7      7.74          11      N/A        N/A      N/A       N/A
AmSouth:Hi Qual Bond;A             2.81         11       5.88         72     4.94          76     6.69         58     6.20        46

                                                                                  Past Performance is no guarantee of future results


------------------------------------------------------------------------------------------------------------------------------------
                                  YTD                 1 YRS               3 YRS                 5 YRS               10 YRS
                                  12/31/2004          06/30/2004          06/30/2002            06/30/2000          06/30/1995
                                  06/30/2005          06/30/2005          06/30/2005            06/30/2005          06/30/2005
Fund                              Cum          Prim   Cum           Prim  Ann            Prim   Ann          Prim   Ann         Prim
Name                              Tot Return   Perc   Tot Return    Perc  Tot Return     Perc   Tot Return   Perc   Tot Return  Perc
------------------------------------------------------------------------------------------------------------------------------------
AmSouth:Hi Qual Bond;B             2.45         30       5.11         94     4.17          93     5.89         85      N/A       N/A
AmSouth:Hi Qual Bond;I             2.88          9       6.03         67     5.10          72     6.84         47      N/A       N/A
Lipper Average                     2.22        200       6.60        199     5.87         154     6.88        117     6.20        69
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
SHORT INVESTMENT GRADE DEBT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Sht Trm Inc;A              0.93         43        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Sht Trm Inc;B              0.50         89        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
Pioneer Sht Trm Inc;Y              0.99         35        N/A        N/A      N/A         N/A      N/A        N/A      N/A       N/A
AmSouth:Ltd Term Bd;A              0.60         85       1.60         90     2.33          96     4.55         88     4.89        84
AmSouth:Ltd Term Bd;B              0.13         96       0.75         94     1.55         100     3.76         97      N/A       N/A
AmSouth:Ltd Term Bd;I              0.57         87       1.65         89     2.48          91     4.70         82      N/A       N/A
Lipper Short Investment Grade Avg  0.88        221       2.31        211     2.68         144     4.24        107     4.81        58
Lipper Short-Inter Invest.
 Grade Avg                         1.07        150       3.43        150     3.86         121     5.57         96     5.49        49

PERCENTILE RANKINGS FOR AMSOUTH LIMITED TERM BOND FUND ARE FOR THE LIPPER SHORT INTERMEDIATE TERM DEBT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
GENERAL MUNICIPAL DEBT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax-Free Inc;A             3.99          4      10.76          4     5.98          15     6.60         24     5.79        24
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Tax-Free Inc;B             3.52          9       9.88          6     5.16          44     5.77         60     4.98        74
AmSouth:Hi Qual Muni;A             1.02         95       3.67         99     3.32          97     4.89         93      N/A       N/A
AmSouth:Hi Qual Muni;B             0.66         97       2.91         99     2.56         100     4.09        100      N/A       N/A
AmSouth:Hi Qual Muni;I             1.00         96       3.72         97     3.47          97     5.03         91      N/A       N/A
AmSouth:TN Tx Ex;A                 0.76         93       3.13         93     2.88          93     4.38         85     3.99        91
AmSouth:TN Tx Ex;B                 0.39        100       2.36        100     2.10         100     3.59         99      N/A       N/A
AmSouth:TN Tx Ex;I                 0.83         91       3.28         92     3.02          88     4.52         74      N/A       N/A
Lipper General Muni Debt Avg       2.44        283       7.30        281     5.04         257     5.99        225     5.40       146
Lipper Other States Inter. Muni    1.42        123       4.99        123     3.83         100     5.06         88     4.64        63

PERCENTILE RANKINGS FOR AMSOUTH TENNESSEE TAX EXEMPT ARE FOR THE LIPPER OTHER STATES INTERMEDIATE MUNI DEBT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA INTERMEDIATE MUNICIPAL DEBT FDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer FL Tax Free Income              THIS IS A NEW SHELL. THE AMSOUTH FUND PERFORMANCE WILL CARRY OVER.
------------------------------------------------------------------------------------------------------------------------------------
AmSouth:FL Tx-Exmpt;A              1.17         57       3.98         83     3.31          77     4.72         71     4.47        59
AmSouth:FL Tx-Exmpt;B              0.73         96       3.14         96     2.53          95     3.93         83      N/A       N/A

                                                                                  Past Performance is no guarantee of future results


------------------------------------------------------------------------------------------------------------------------------------
                                  YTD                 1 YRS               3 YRS                 5 YRS               10 YRS
                                  12/31/2004          06/30/2004          06/30/2002            06/30/2000          06/30/1995
                                  06/30/2005          06/30/2005          06/30/2005            06/30/2005          06/30/2005
Fund                              Cum          Prim   Cum           Prim  Ann            Prim   Ann          Prim   Ann         Prim
Name                              Tot Return   Perc   Tot Return    Perc  Tot Return     Perc   Tot Return   Perc   Tot Return  Perc
------------------------------------------------------------------------------------------------------------------------------------
AmSouth:FL Tx-Exmpt;I              1.27         53       4.05         74     3.47          53     4.88         53      N/A       N/A
Lipper Average                     1.24         22       4.54         22     3.53          16     4.83         16     4.48        11
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
MONEY MARKET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserve;A             0.88         66       1.24         67     0.70          64     1.78         67     3.24        79
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserve;B             0.39         98       0.43         98     0.21          97     1.14         97     2.49        98
AmSouth:Prime MM;A                 0.97         49       1.42         51     0.80          56     1.86         58     3.39        66
AmSouth:Prime MM;B                 0.89         65       1.27         63     0.56          76     1.41         87      N/A       N/A
AmSouth:Prime MM;I                 1.04         80       1.58         80     0.95          85     2.01         90      N/A       N/A
AmSouth:Treas Rsv MM;A             0.98         21       1.46         23     0.77          62     1.82         56     3.30        50
Lipper Money Market Fund Avg       0.92        380       1.36        368     0.82         344     1.88        303     3.42       190
Lipper US Treasury MMkt Avg        0.90         86       1.34         85     0.80          79     1.82         73     3.32        51
Lipper Instl Money Market Avg      1.14        295       1.79        291     1.20         259     2.33        208     3.86       111

PERCENTILE RANKINGS FOR AMSOUTH TREASURY RESERVES MONEY MARKET ARE FOR THE LIPPER US TREASURY MONEY MARKET OBJECTIVE

PERCENTILE RANKINGS FOR AMSOUTH PRIME MONEY MARKET I ARE FOR THE LIPPER INSTITUTIONAL MONEY MARKET OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Instl Money Market Funds
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Institutional Money Market      THIS IS A NEW SHELL. THE AMSOUTH FUND PERFORMANCE WILL CARRY OVER.
------------------------------------------------------------------------------------------------------------------------------------
AmSouth:Inst Prime;Inst1           1.24         32       1.99         32     1.36          39     2.42         42      N/A       N/A
AmSouth:Inst Prime;Inst2           1.12         64       1.74         65     1.11          69     2.16         79      N/A       N/A
AmSouth:Inst Prime;Inst3           0.99         86       1.49         87     0.86          87     1.91         94      N/A       N/A
Lipper Average                     1.14        295       1.79        291     1.20         259     2.33        208     3.86       111
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Funds
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Tx Free MM;Inv             0.75         50       1.13         57     0.76          41     1.39         40     2.24        32
------------------------------------------------------------------------------------------------------------------------------------
AmSouth:Tx-Ex MM;A                 0.77         43       1.15         51     0.66          67     1.18         79     2.09        76
Lipper Average                     0.73        123       1.11        121     0.72         111     1.33        103     2.18        86

                                                                                  Past Performance is no guarantee of future results